EXHIBIT 32.1
                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with this quarterly report on Form 10-QSB of CFB Bancshares, Inc., I, Billy M. Rice, Chief Executive Officer of CFB Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of CFB Bancshares, Inc.



Date:  November 12, 2003                  /s/ Billy M. Rice
                                          ---------------------------------
                                          Billy M. Rice
                                          President and Chief Executive Officer